COMMON

                         THIS CERTIFICATE IS TRANSFERABLE   INCORPORATED UNDER
                         IN THE CITY OF BOSTON, NEW YORK    THE LAWS OF THE
                                OR IN LOS ANGELES           STATE OF DELAWARE

 ________________                                           ________________
|     NUMBER     |                                         |     SHARES     |
|NYS             |                                         |                |
|________________|                                         |________________|
                                                            SEE REVERSE SIDE
                                                            FOR CERTAIN
                                                            DEFINITIONS


                                MATTEL, INC.                CUSIP 577081 10 2
                                                            SEE REVERSE FOR
                                                            RIGHTS LEGEND

                   __________________________________________________________
                  |This certifies that                                       |
                  |                                                          |
                  |                                                          |
                  |                                                          |
[Mattel logo]     |                                                          |
                  |                                                          |
                  |                                                          |
                  |is the record holder of                                   |
                  |__________________________________________________________|

                   FULL PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
                              $1.00 EACH OF THE COMMON STOCK OF

                   Mattel, Inc., transferable on the share register of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

                        Witness the seal of the Corporation and the signatures
                   of its duly authorized officers.
[Mattel Corporate
 Seal]             Dated

                   /s/ Ned Mansour             /s/ John W. Amerman
                       SECRETARY                   CHAIRMAN OF THE BOARD
                                                   AND CHIEF EXECUTIVE OFFICER

                   COUNTERSIGNED AND REGISTERED:
                        THE FIRST NATIONAL BANK OF BOSTON
                                 (BOSTON, MASS)

                               TRANSFER AGENT AND REGISTRAR,

                   BY /s/ M. Penezik

                               AUTHORIZED SIGNATURE


[from left to right across the top of the certificate]
[Picture of girl with large doll]
[Picture of boy with See 'N Say toy]
[Picture of girl with Barbie doll]
[Picture of boy with Hot Wheels track set]

[from left to right in the bottom right hand corner of the certificate] [Picture of Mattel's corporate headquarters building]
[Picture of girl with Barbie doll]

                                MATTEL, INC.

    Mattel, Inc. will furnish without charge to each stockholder who so requests, the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such information may be obtained from the Secretary of the corporation at 333 Continental Boulevard, El Segundo, CA 90245.

    This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Mattel, Inc.
and The First National Bank of Boston, dated as of February 7, 1992 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Mattel, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Mattel, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common
    TEN ENT - as tenants by the entireties
    JT TEN - as joint tenants with right of survivorship and not as tenants in common

    UNIF GIFT MIN ACT - .............. Custodian .............
                           (Cust)                   (Minor)
                        under Uniform Gifts to Minors
                        Act ..............................
                                      (State)

    UNIF TRF MIN ACT  - .............. Custodian (until age......)
                           (Cust)

                        .............. under Uniform Transfers
                           (Minor)

                        to Minors Act ..........................
                                              (State)


Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
 ___________________
|                   |
|___________________|________________________________________________________
(Please Print of Typewrite Name and Address, Including Zip Code, of Assignee)

______________________________________________________________________ Shares
of Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________ Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

    Dated: ________________________, 19__.

                                             _________________________________
                                                         Signature

                                             _________________________________
                                                         Signature


[along right hand margin, perpendicular to the transfer section]

NOTICE: The signature to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.